EXHIBIT 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

PURCHASE AGREEMENT

NOVATION & AMENDMENT NO. 3710

dated as of April 9, 2012

between

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY
as Assignor

and

AIR LEASE CORPORATION
as Assignee

As Consented and Agreed to
by The Boeing Company

(8) Boeing Model 787-9 Aircraft under
Purchase Agreement No. 3290

BOEING PROPRIETARY

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

This PURCHASE AGREEMENT NOVATION AND AMENDMENT (the “Novation Agreement”) dated as of April 9, 2012 between Vietnam Aircraft Leasing Joint Stock Company, a corporation with its principal offices in Hanoi, Vietnam  (“Assignor”), and Air Lease Corporation, a Delaware corporation, with its principal offices in Los Angeles, California (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor has certain rights, interests and obligations as “Buyer” under Purchase Agreement No. 3290 dated as of November 16, 2007 as amended and supplemented (the “Purchase Agreement”), between The Boeing Company (“Manufacturer”) and Assignor (the “Assigned Purchase Agreement”), pursuant to which the Manufacturer has agreed, among other things, to manufacture and sell to Assignor the aircraft listed in Table 1 to this Novation Agreement (the “Aircraft”);

WHEREAS, Assignor wishes to assign to Assignee all of Assignor’s rights and interests to purchase the Aircraft under the Assigned Purchase Agreement and to divest itself of all its obligations and liabilities under the Assigned Purchase Agreement with respect to the Aircraft (except as otherwise provided herein); and

WHEREAS, Assignee wishes to acquire all of Assignor’s rights and interests to purchase the Aircraft under the Assigned Purchase Agreement and to assume all of Assignor’s obligations and liabilities under the Assigned Purchase Agreement with respect to the Aircraft;

WHEREAS, Assignee and Boeing wish to amend the Assigned Purchase Agreement to include certain Letter Agreements that relate to Assignee’s business as an aircraft lessor; and

WHEREAS, Assignee’s affiliates (the “ALC Lessors”) and Vietnam Airlines Company Limited (“VIE”) have entered into Aircraft Lease Agreements pursuant to which the ALC Lessors will be leasing the Aircraft to VIE as lessee (the “Lease Agreements”); and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

BOEING PROPRIETARY

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

SECTION 1.         EFFECTIVE TIME.  This Novation Agreement shall become effective (the “Effective Time”) at 5 PM Seattle time on the date that all of the following conditions have been satisfied. The parties will use commercial reasonable efforts to satisfy each condition and will provide written confirmation to the other parties once the condition(s) have been satisfied.

(a)           This Novation Agreement has been duly executed and delivered by each of Assignor and Assignee; and

(b)           Manufacturer has executed and delivered to Assignor and Assignee the Manufacturer Consent substantially in the form of Exhibit A hereto; and

(c)           Approval from Assignor’s Board of Management and Board of Shareholders has been obtained on or before April 19, 2012; and.

(d)           The [*] Advance Payment equal to [*] has been received in full by the Manufacturer as outlined in the Purchase Agreement; and

(e)           The Assignor Paid Advance Payments equal to [*] under the Assigned Purchase Agreement to Manufacturer for the Aircraft has been received in full by the Assignor; and

(f)            The ALC Lessors and VIE shall have duly executed the Lease Agreements; and

(g)           The Lease Agreements and the performance of the obligations of VIE thereunder shall have received the full and unconditional approval by all Vietnamese government authorities including the Civil Aviation Authority of Vietnam (CAAV); and

(h)           Assignee shall have received Board Approval to proceed with the transaction; and

(i)            The ALC Lessors shall have received in full all amounts due and payable by VIE, upon satisfaction of subparagraph (g) above, to the ALC Lessors under the Lease Agreements for the security deposit payments either by direct payment from VIE or from Boeing, as may be directed by VIE.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

SECTION 2.         ASSIGNMENT, ASSUMPTION AND RELEASE

2.1           Assignment.   Effective as of the Effective Time, Assignor does hereby, assign, transfer, convey and set over to Assignee all of Assignor’s right, title and interest under, in and to, and all of Assignor’s obligations, duties, covenants, indemnities and liabilities under, the Assigned Purchase Agreement related to the Aircraft including, without limitation, (i) the right to purchase and take title to the Aircraft, (ii) the benefits of all advance payments paid by Assignor to Manufacturer in respect of the Aircraft, (iii) relevant credit memoranda and other amounts payable to Assignor under the Assigned Purchase Agreement in respect of the Aircraft, and (iv) the obligations of Assignor to purchase and take title to the Aircraft and to pay the outstanding balance of the Purchase Price thereof, after taking into account all advance payments received by Manufacturer for the Aircraft and relevant credit memoranda issued by Manufacturer under the Assigned Purchase Agreement in respect of the Aircraft and applied to the Purchase Price thereof.  Assignor and Assignee hereby acknowledge and agree that the novation and assignment effected by this Novation Agreement is not made for security purposes but is absolute, unconditional and irrevocable.

2.2           Assumption.  Effective as of the Effective Time, Assignee hereby accepts the foregoing, assignment, transfer and conveyance and hereby assumes and agrees to observe and perform all the obligations, duties, covenants, indemnities and liabilities of Assignor under the Assigned Purchase Agreement with respect to the Aircraft.  Assignee confirms for the benefit of Manufacturer that, in exercising any rights under the Assigned Purchase Agreement, the terms and conditions of the Assigned Purchase Agreement, including, without limitation, the warranty, indemnity, assignment, exclusion of liability, indemnity and insurance provisions, shall apply to, and be binding upon, the Assignee to the same extent as if the Assignee had been the original “Buyer” thereunder.  Assignee further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, Assignee shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as the Manufacturer may reasonably request in order to obtain the full benefits of Assignee’s agreements set forth in this Novation Agreement.

2.3           Release.  Effective as of the Effective Time, except as specifically stated herein, Assignor shall be released from all liabilities, obligations and duties under the Assigned Purchase Agreement with respect to the Aircraft to the extent such liabilities, obligations and duties relate to the period commencing on the Effective Time.    Assignor is not released from its continuing obligations to Manufacturer under the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA as it relates to anything provided by Manufacturer to Assignor under the Assigned Purchase Agreement prior to the Effective Time.

BOEING PROPRIETARY

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

2.4           Advance Payments.  The [*] Advance Payment due for the Aircraft totals [*] (the Advance Payments). Assignor has previously paid [*] under the Assigned Purchase Agreement to Manufacturer for the Aircraft (the “Assignor Paid Advance Payments”). [*]

2.5           No Additional Liability to Manufacturer.  Nothing contained herein shall subject Manufacturer to any liability to which it would not otherwise be subject under the Assigned Purchase Agreement or modify in any respect the contract rights of Manufacturer thereunder.

SECTION 3.         AMENDMENT.  Effective as of the Effective Time, the Assigned Purchase Agreement is amended to:

(a)           replace all references to Assignor with Assignee,

(b)           replace all references to AGTA—VLC dated November 16, 2007 with HAZ-AGTA dated September 30, 2010.

SECTION 4.         NOTICE TO MANUFACTURER.  Assignor and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of this Novation Agreement, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee hereunder unless and until Manufacturer shall have received written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, MC 21-34, Seattle, Washington 98124, if by mail, or to +1 (425) 237-1706, if by facsimile.  Manufacturer may conclusively rely on such notice.

SECTION 5.         ASSIGNOR’S REPRESENTATIONS AND WARRANTIES.  As of the Effective Time, Assignor hereby represents and warrants to Assignee that:

(a)           Assignor is a corporation organized and existing under the laws of Vietnam and has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize entry into, performance and delivery of, this Novation Agreement and the transactions contemplated hereby and by the Assigned Purchase Agreement;

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

(b)           this Novation Agreement has been duly authorized, executed and delivered by Assignor and constitutes the valid, legal and binding obligation of Assignor;

(c)           the performance of this Novation Agreement require neither Assignor’s shareholders’ approval nor the consent or approval of, the giving notice to, the registration with or the taking of any other action in respect of any governmental authority or agency except such as have been obtained and are in full force and effect;

(d)           the Assigned Purchase Agreement is in full force and effect and constitutes the entire agreement between Manufacturer and Assignor with respect to the purchase of the Aircraft and has not, except by, or as described in the Assigned Purchase Agreement, been amended, varied, modified, novated, cancelled or terminated;

(e)           to the best of Assignor’s knowledge, it has performed all its obligations under the Assigned Purchase Agreement and no Event of Default (as defined in the Assigned Purchase Agreement) has occurred and is continuing; and

(f)            it has not assigned, transferred or created any Lien in or over the Aircraft, in or over the Assigned Purchase Agreement or in connection with the Aircraft.

SECTION 6.         ASSIGNEE REPRESENTATIONS.  As of the Effective Time, Assignee hereby represents and warrants to Assignor that:

(a)           Assignee is a corporation organized and existing under the laws of the state of Delaware and has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize entry into, performance and delivery of, this Novation Agreement and the transactions contemplated hereby and by the Assigned Purchase Agreement;

(b)           this Novation Agreement has been duly authorized, executed and delivered by Assignee and constitutes the valid, legal and binding obligation of Assignee; and

(c)           the execution, delivery and performance of this Novation Agreement require neither Assignee’s shareholders’ approval nor the consent or approval of, the giving notice to, the registration with or the taking of any other action in respect of any governmental authority or agency except such as have been obtained and are in full force and effect.

BOEING PROPRIETARY

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

SECTION 7.         GOVERNING LAW.  This Novation Agreement shall be governed by and construed in accordance with the laws of the State of Washington (without regard to any conflict of laws rule which might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance; provided that nothing in this Novation Agreement shall affect the governing law of the Assigned Purchase Agreement.

SECTION 8.         NOTICES.  All communications under this Novation Agreement shall be sent to the parties hereto at their respective addresses set forth below:

If to Assignee:

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Mr. Grant Levy, Executive Vice President,

General Counsel and Corporate Secretary

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

If to Assignor:

Vietnam Aircraft Leasing Joint Stock Company

14th Floor. Tower A Vincom Building, No. 191 Ba Trieu Street

Hanoi, Vietnam.

Mr. Pham Trung Hieu , President & CEO

IN WITNESS WHEREOF, Assignor and Assignee have caused this Novation Agreement to be duly executed as of April 9, 2012.

For and on behalf of	For and on behalf of
Vietnam Aircraft Leasing Joint Stock Company	Air Lease Corporation

/s/ Pham Trung Hieu	/s/ Robert McNitt, Jr.
Name: Pham Trung Hieu	Name: Robert McNitt, Jr.
Title: C.E.O.	Title: Senior Vice President

Attachments between Assignor, Assignee and Boeing

Table 1

Exhibit A:  Manufacturer Consent

Attachments between Assignee and Boeing

HAZ-PA-3290-LA-1106265	Leasing Matters for 787 Aircraft
HAZ-PA-3290-LA-1106266	AGTA Matters
HAZ-PA-3290-LA-1106267	Special Escalation
HAZ-PA-3290-LA-1207989	[*]
HAZ-PA-3290-LA-1208222	Additional Matters

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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VLC-HAZ Purchase Agreement Novation and Amendment No. 3710

P.A. No. 3290

MANUFACTURER’S CONSENT, AGREEMENT AND RELEASE

The undersigned (“Manufacturer”) hereby acknowledges notice of and consents to all of the terms of the foregoing Purchase Agreement Assignment and Novation Agreement No. 3710 dated as of April 9, 2012 (the “Novation Agreement”) between Vietnam Aircraft Leasing Joint Stock Company as Assignor and Air Lease Corporation as Assignee. Defined terms not defined herein have the meaning ascribed to them in the Novation Agreement.

This Manufacturer’s Consent, Agreement and Release shall be governed by and construed in accordance with the laws of the State of Washington, exclusive of Washington’s conflicts of law rules.

IN WITNESS WHEREOF, Manufacturer has caused this Manufacturer’s Consent, Agreement and Release to be duly executed as of April 9, 2012.

THE BOEING COMPANY

By	/s/ Katherine B. Gunal
Name:	Katherine B. Gunal
Title:	Attorney-In-Fact

BOEING PROPRIETARY

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Table 1 To

Purchase Agreement Novation and Amendment No. 3710

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545000 pounds	Detail Specification:	787B1-4102-B (7/9/2007) (787B1-4102-B001 9/12/2007)

Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]		[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (ICI):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):		[*]

			Base Year Index (ICI):		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]

[*] 2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] 2018	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	8

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary

Table 1 To

Purchase Agreement Novation and Amendment No. 3710

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545000 pounds	Detail Specification:	787B1-4102-B (7/9/2007) (787B1-4102-B001 9/12/2007)

Engine Model/Thrust:	TRENT1000-J	73800 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (ICI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]

			Base Year Index (ICI):	[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]

[*] 2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] 2018	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	8

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3290-LA-1106265

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                  Leasing Matters for 787 Aircraft

Reference:             a)             Purchase Agreement No. 3290 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to the Model 787-9ZK aircraft (Aircraft)

b)            787-9 Purchase Agreement Novation and Amendment No. 3710 and Manufactures Consent, Agreement and Release (Novation Agreement) between Boeing, Vietnam Aircraft Leasing Joint Stock Company (Assignor) and Customer, whereby Customer acquired all of Assignor’s rights and interest to purchase the Aircraft under the Purchase Agreement and has assumed all of the obligations and liabilities under the Purchase Agreement with respect to the Aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer expressly intends to lease the Aircraft to Vietnam Airlines Company Limited (VIE) and this Letter Agreement (i) sets forth the terms applicable to Customer as a lessor of the Aircraft and as such also  (ii) relates to certain services that Boeing will provide VIE.

1.             Lease of Aircraft Prior to Delivery.

It is understood that Customer intends to lease all of the Aircraft in Table 1 to the Purchase Agreement to VIE, and such lease will be entered into prior to delivery of the Aircraft to be leased.  The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.             Customer Support.

2.1           Following execution of a lease agreement between Customer and VIE, Customer will assign to VIE the training, Materials and services described in Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement in accordance with the provisions of this Letter Agreement.

HAZ-PA-3290-LA-1106265
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2.2           Prior to the provision of any training, services, or Materials to VIE under the Customer Support Document, but prior to delivery of the Aircraft to Customer, Customer and VIE will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions essentially as set forth in Attachment A to this Letter Agreement.  Such partial assignment will relate only to training, services, or Materials under the Customer Support Document, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until Aircraft delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement.  In addition, Customer will require VIE to provide the protections described in Article 8 of the AGTA.  Assignee expressly agrees that Boeing’s providing all or part of the training, services, or Materials under the Customer Support Document prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of VIE’s compliance with the provisions of Article 8 of the AGTA, shall not release Assignee from any responsibility described herein.

3.             Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to VIE, Customer and VIE will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), containing terms and conditions based on the form of Attachment B to this Letter Agreement and subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.

4.             Identification of an Alternate Lessee.

4.1           If for any reason, VIE is not the lessee for the Aircraft and Customer is leasing to a third party or parties (Alternate Lessee), Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably twenty-four (24) or more months before a particular Aircraft is scheduled for delivery) of the name and address of the applicable Alternate Lessee, the month of Aircraft delivery, and the desired country of registration.

4.2           [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.3           Promptly after Customer’s notification of an Alternate Lessee, Boeing will give Customer written notice as to whether such Aircraft can be delivered within its contract delivery month and in a configuration such that, if required, an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

4.4           If an Export Certificate of Airworthiness is required, but Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]

4.5           If any of the Aircraft identified in Table 1 to the Purchase Agreement are leased to an Alternate Lessee, Customer will allocate a reasonable amount of points from the total points available under Article 1 of Part 1 of the Customer Support Document.

4.6           [*]

4.7           Customer will comply with the requirements set forth in paragraphs 2 and 3 above for assignment of certain Purchase Agreement rights to the Alternate Lessee.

5.             Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2012

AIR LEASE CORPORATION

By	/s/ Robert McNitt, Jr.

Its	Senior Vice President

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ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment form which follows as Attachment A must be executed prior to the provision of the training services and Materials described in  the Customer Support Document.  It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time using terms and conditions based on the form of the Full Assignment form (Attachment B).

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Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:              Vice President - Contracts

Mail Stop 75-38

Subject:                  Partial Assignment of Rights - <CustomerName> as Lessor and                                          as Lessee of Model <Model> Aircraft

Gentlemen:

In connection with the lease by <CustomerName> (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)            Purchase Agreement No. <PA> dated as of           , 20          , between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model <Model> aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)           Aircraft General Terms Agreement No. <AGTA> dated as of           ,20          , between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)                                         dated as of           ,20           between Customer and Lessee relating to the lease of the Aircraft (Lease).

(iv)          Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft (Customer Support Materials and Services) under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement.  In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

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1.             Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.             Lessee’s Insurance.

Boeing’s obligation to provide the Customer Support Materials and Services to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such Customer Support Materials and Services.

3.             Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4.             Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Customer Support Materials and Services under the Customer Support Document to the extent as described immediately below except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only            points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of the Customer Support Document.  Such authorization shall continue until Boeing shall have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing shall have received such notice, Boeing shall be entitled to deal exclusively and solely with Lessee with respect to those assigned Customer Support Materials and Services and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such Customer Support Materials and Services during the period prior to Boeing’s receipt of such notice shall be final and binding upon Customer.

Customer’s detailed list of the rights it assigns to Lessee.

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5.             Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the Customer Support Materials and Services; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

6.             Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7.             Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

8.             GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.             Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.

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Very truly yours,

+[NAME OF LESSOR]

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

+[NAME OF LESSEE]

By

Its

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Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

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ATTACHMENT B

EXPLANATION & INSTRUCTIONS:

The Full Assignment form which follows as Attachment B is for use at delivery of the Aircraft from Boeing to Customer (and, often, the simultaneous delivery of the Aircraft from Customer to Lessee) and prior to the provision of any post-delivery training, services, or support under the Purchase Agreement.  It assigns post-delivery rights under the Purchase Agreement, which will have been reserved in the Partial Assignment until delivery.

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Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:              Vice President - Contracts

Mail Stop 75-38

Subject:                  Assignment of Remaining Rights - <CustomerName> as Lessor and                                          as Lessee of Model <Model> Aircraft

Gentlemen:

In connection with the lease by <CustomerName> (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)            Purchase Agreement No. <PA> dated as of           , 20+, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model <Model> aircraft, including that certain aircraft bearing Manufacturer’s Serial No.              (Aircraft), which is being leased to Lessee.

(ii)           Aircraft General Terms Agreement No. <AGTA> dated as of           , 20+, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)          Aircraft Lease Agreement (Lease) dated as of           , 20+ between Customer and Lessee.

(iv)          Notice of Partial Assignment of Rights between Customer and Lessee, acknowledged and Consented to by Boeing, effective as of                                         .

Pursuant to the Lease, Customer has leased the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of the remaining rights related to the Aircraft under the Purchase Agreement.  In order to accomplish such transfer of rights, as authorized by the provisions of Article 9 of the AGTA the parties agree as follows:

10.           Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable

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terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated in the Purchase Agreement.

11.           Lessee’s Insurance.

Lessee recognizes that Boeing’s obligation to provide training, support and services to Lessee pursuant to Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 8.2 of AGTA or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

12.           Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Assignee hereunder and in the partial assignment (reference 4).  Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation, responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

13.           Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Aircraft under the Purchase Agreement to the extend as described immediately below except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only            points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of the Customer Support Document.  Such authorization shall continue until Boeing shall have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing shall have received such notice Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the assigned rights and powers relating to the Aircraft and the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing’s receipt of such notice, shall be final and binding upon Customer.

Customer’s detailed list of the rights it assigns to Lessee.

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14.           Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training Customer Support Materials and Services, support services and other things provided by Boeing under the Purchase Agreement, provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

15.           Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

16.           Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

17.           GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

18.           Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

19.           Post-Delivery Work.

It is recognized that Lessee’s personnel may request Boeing to perform work on an Aircraft promptly after Lessee takes delivery of such Aircraft under lease from Customer, either prior to the Aircraft’s initial departure flight from the delivery site or upon the return of the Aircraft to Boeing’s facilities in the Seattle, Washington area, prior to completion of such initial departure flight.  The following provisions shall apply to all work performed by Boeing under the circumstances identified in this paragraph:

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(i)            Title to any such Aircraft shall at all times remain with Customer.

(ii)           Risk of loss of any such Aircraft, in whole or in part shall remain with Customer and Lessee, as the case may be, and at no time after delivery by Boeing shall risk of loss of the Aircraft revert to Boeing, unless otherwise agreed by the parties in writing.

(iii)          The provisions of the Boeing Product Assurance Document relating to exclusion of liabilities and disclaimer, set forth in Article 11 of Exhibit C Part 2 of the AGTA, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11, and to any Boeing-designed system, accessory, equipment or part installed on the Aircraft as part of such work.

(iv)          The provisions of the Boeing Customer Support Document relating to insurance, set forth in Exhibit B to the AGTA, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11.

(v)           Lessee shall reimburse Boeing for any work performed on the Aircraft hereunder.

(vi)          In performing work pursuant to this paragraph 11 Boeing may conclusively rely upon the commitment authority of Lessee personnel.

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Boeing Acknowledgment

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of all remaining rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

+

By

Its

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Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3290-LA-1106266

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                  AGTA Matters

Reference:             787-9 Purchase Agreement Novation and Amendment No. 3710 and Manufactures Consent, Agreement and Release (Novation Agreement) between The Boeing Company (Boeing), Vietnam Aircraft Leasing Joint Stock Company (Assignor) and Air Lease Corporation relating to the assignment and novation of Purchase Agreement No. 3290 (Purchase Agreement) relating to Model 787-9ZK aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement and the Aircraft General Terms Agreement HAZ-AGTA between Boeing and Air Lease Corporation (Customer) dated September 30, 2010 (AGTA).

1.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.             [*]

4.             [*]

5.             [*]

6.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1106266
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7.             [*]

8.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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9.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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10.           [*]

11.           [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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12.           [*]

13.           [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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14.           [*]

15.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

16.           Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 16) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 16.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2012

AIR LEASE CORPORATION

By	/s/ Robert McNitt, Jr.

Its	Senior Vice President

HAZ-PA-3290-LA-1106266
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3290-LA-1106267

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                  Special Escalation

Reference:             Purchase Agreement No. 3290 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to the Model 787-9ZK aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*]

1.             [*]

2.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1106267
Special Escalation
BOEING PROPRIETARY

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HAZ-PA-3290-LA-1106267

3.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.             [*]

6.             Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

7.             Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2012

AIR LEASE CORPORATION

By	/s/ Robert McNitt, Jr.

Its	Senior Vice President

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Attachment A to

Letter Agreement HAZ-PA-3290-LA-1106267

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1106267
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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3290-LA-1207989

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                  [*]

Reference:             Purchase Agreement No. PA-3290 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9ZK aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             [*]

2.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1207989
[*]
BOEING PROPRIETARY

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HAZ-PA-3290-LA-1207989

3.             [*]

4.             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1207989
[*]
BOEING PROPRIETARY

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HAZ-PA-3290-LA-1207989

5.             [*]

6.             [*]

7.             Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1207989
[*]
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Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2012

AIR LEASE CORPORATION

By	/s/ Robert McNitt, Jr.

Its	Senior Vice President

HAZ-PA-3290-LA-1207989
[*]
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4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3290-LA-1208222

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                  Additional Matters

Reference:             a)             Purchase Agreement No. 3290 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to the Model 787-9ZK aircraft (Aircraft)

b)            787-9 Purchase Agreement Novation and Amendment No. 3710 and Manufactures Consent, Agreement and Release (Novation Agreement) between Boeing, Vietnam Aircraft Leasing Joint Stock Company (Assignor) and Customer, whereby Customer acquired all of Assignor’s rights and interest to purchase the Aircraft under the Purchase Agreement and has assumed all of the obligations and liabilities under the Purchase Agreement with respect to the Aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             Credit Memoranda.

Customer has acquired all of Assignor’s rights and interest to purchase the Aircraft under the Purchase Agreement and Boeing has provided its consent pursuant to the Novation Agreement. Customer has requested confirmation of the credit memoranda to be received as a result of the novation. Boeing hereby confirms that the credit memorandum set forth in paragraphs 1, 2, 3, 4, 5, 6  and 7 of Letter Agreement No. 6-1165-SLM-990R1, Special Matters, to the Purchase Agreement and as summarized below will be issued to Customer at delivery of the Aircraft.  The credit memoranda may, at Customer’s option, be applied against the Aircraft Price of the respective Aircraft at the time of delivery or used to purchase Boeing goods and services, but may not be used for advance payments. [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

2.             Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

3.             Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-3290-LA-1208222

Additional Matters

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Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2012

AIR LEASE CORPORATION

By	/s/ Robert McNitt, Jr.

Its	Senior Vice President

HAZ-PA-3290-LA-1208222

Additional Matters

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Supplemental Agreement No. 1

to

Purchase Agreement No. 3290

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Relating to Boeing Model 787-9ZK Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 9, 2012, by and between The Boeing Company, a Delaware corporation, with an office in Seattle, Washington (Boeing) and Vietnam Aircraft Leasing Joint Stock Company, a corporation with its principal offices in Hanoi, Vietnam (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3290 dated November 16, 2007 (the Agreement), relating to eight (8) firm Boeing Model 787-86K aircraft (the Aircraft) and;

WHEREAS, the parties desire to amend the Agreement as hereinafter set forth to document the Customer’s Substitution of eight (8) firm Boeing Model 787-8ZK aircraft to eight (8) firm Boeing Model 787-9ZK aircraft and to incorporate the effects of such Substitution upon the Agreement;

WHEREAS, the Customer and Air Lease Corporation (ALC) intend to execute a certain Purchase Agreement Novation & Amendment No. 3710 as of the date hereof, wherein Boeing will have agreed to Customer’s Novation of Purchase Agreement No. 3290 to ALC (Novation Agreement).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.                                                       The TABLE OF CONTENTS page i and i i of the Agreement is deleted in its entirety and a new TABLE OF CONTENTS page i and i i (attached) is substituted in lieu thereof.

S1-1

2.                                                       TABLE 1 Aircraft Delivery, Description, Price, and Advance Payments of the Agreement is deleted and a new TABLE 1 Aircraft Delivery, Description, Price, and Advance Payments - (attached) is substituted in lieu thereof.

3.                                                       Letter Agreement 6-1165-SLM-990, Special Matters - of the Agreement is deleted and a new Letter Agreement 6-1165-SLM-990R1, Special Matters - (attached) is substituted in lieu thereof.

4.                                                       Letter Agreement 6-1165-SLM-991, Performance Guarantees - of the Agreement is deleted and a new Letter Agreement 6-1165-SLM-991R1, Performance Guarantees - (attached) is substituted in lieu thereof.

5.                                                       Letter Agreement 6-1165-SLM-992, [*] - of the Agreement is deleted and a new Letter Agreement 6-1165-SLM-992R1, [*] - (attached) is substituted in lieu thereof

6.                                                       Letter Agreement 6-1165-SLM-993, Open Configuration Matters  - of the Agreement is deleted and a new Letter Agreement 6-1165-SLM-993R1, Open Configuration Matters  - (attached) is substituted in lieu thereof

7.                                                       Letter Agreement 6-1165-SLM-994, Liquidated Damages-Non-Excusable Delay- of the Agreement is deleted and a new Letter Agreement 6-1165-SLM-994R1, Liquidated Damages-Non-Excusable Delay  - (attached) is substituted in lieu thereof

[*]

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

S1-2

This Supplemental Agreement shall become effective upon:

(i)	Customer’s and Boeing’s authorized signature in the space provided below,
(ii)	Customer and ALC having executed the Novation Agreement and Boeing having provided its written consent and release to such Novation Agreement, and
(iii)	Boeing receives the [*] Advance Payment equal to [*].

[*]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By:	/s/ Scott L. Mallory	By:	/s/ Pham Trung Hieu

Its:	Attorney-In-Fact	Its:	C.E.O.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

S1-3

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	SA-1

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Document

EE1.	[*]/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	i

BOEING PROPRIETARY

LETTER AGREEMENTS

3290-01	787 EULA Special Matters

RESRTRICTED LETTER AGREEMENTS

6-1165-SLM-990	Special Matters	SA-1
6-1165-SLM-991	Performance Guarantees	SA-1
6-1165-SLM-992	[*]	SA-1
6-1165-SLM-993	Open Configuration Matters	SA-1
6-1165-SLM-994	Liquidated Damages - Non-Excusable Delay	SA-1
6-1165-SLM-995	Aircraft Model Substitution
6-1165-SLM-996	Board and Government Approval
6-1165-SLM-010	Board Approval	SA-1

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	ii

BOEING PROPRIETARY

P.A. No. 3290

BOEING PROPRIETARY

6-1165-SLM-990R1

Vietnam Aircraft Leasing Joint Stock Company

14th  Floor, Tower A Vincom Building, No.191, Ba Trieu Street

Hanoi 1000

Vietnam

Subject:	Special Matters

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint Stock Company (Customer) relating to Model 787-9ZK aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                                      [*]

2.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-990R1               Page 2

3.         [*]

4.         [*]

5.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-990R1               Page 3

6.     [*]

7.      [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-990R1               Page 4

8.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-990R1               Page 5

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-990R1               Page 6

9.         Assignment.

The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the owner of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

10.       Confidential Treatment.

Customer and Boeing understand that each party considers certain commercial and financial information contained in this Letter Agreement as confidential.  Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By   /s/ Scott L. Mallory

Its             Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:        April 9, 2012

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By   /s/ Pham Trung Hieu

Its   C.E.O.

P.A. No. 3290

Special_Matters

BOEING PROPRIETARY

6-1165-SLM-991R1

Vietnam Aircraft Leasing Joint Stock Company

14th Floor, Tower A Vincom Building, No. 191, Ba Trieu Street

Hanoi 1000

Vietnam

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint Stock Company (Customer) relating to Model 787-9ZK aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment  These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer and Boeing agree not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by the other party.

Very truly yours,

THE BOEING COMPANY

By   /s/ Scott L. Mallory

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:        April 9, 2012

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By    /s/ Pham Trung Hieu

Its   C.E.O.

P.A. No. 3290

Performance_Guarantees

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of 247,207 kilograms, a maximum landing weight of 192,776 kilograms, and a maximum zero fuel weight of 181,436 kilograms, and equipped with Boeing furnished GEnx-1B74/75 engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of 3,000 nautical miles in still air with a 29,545 kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*]	Kilograms
TOLERANCE:	[*]	Kilograms
GUARANTEE:	[*]	Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*] feet, the Aircraft accelerates to [*] KCAS while climbing to [*] feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*] feet above the departure airport altitude to [*] feet altitude at [*] KCAS.

The Aircraft then accelerates at a rate of climb of [*] feet per minute to a climb speed of [*] KCAS.

The climb continues at [*] KCAS until [*] Mach number is reached.

The climb continues at [*] Mach number to the initial cruise altitude.

The temperature is ISA [*] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*] Mach number.

The initial cruise altitude is [*] feet.

A step climb or multiple step climbs of [*] feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA [*] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*] KCAS to an altitude of [*] feet above the destination airport altitude.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*] feet per minute at sea level.

The temperature is ISA [*] during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*]

Taxi-Out:
Fuel [*]

Takeoff and Climbout Maneuver:
Fuel [*]
Distance [*]

Approach and Landing Maneuver:
Fuel [*]

Taxi-In (shall be consumed from the reserve fuel):
Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

For information purposes, the reserve fuel is based on an ISA [*] temperature and a) a contingency fuel allowance equivalent to [*] of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [*] nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a [*] minute hold at [*] feet above a sea level alternate airport..

2.1.2                                                             Mission Range

The still air range with a 29,545 kilogram payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*]	Nautical Miles
TOLERANCE:	[*]	Nautical Miles
GUARANTEE:	[*]	Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*] feet, the Aircraft accelerates to [*] KCAS while climbing to [*] feet above the departure airport altitude and retracting flaps and landing gear.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

Climb:	The Aircraft climbs from [*] feet above the departure airport altitude to [*] feet altitude at [*] KCAS.

The Aircraft then accelerates at a rate of climb of [*] feet per minute to a climb speed of [*] KCAS.

The climb continues at [*] KCAS until [*] Mach number is reached.

The climb continues at [*] Mach number to the initial cruise altitude.

The temperature is ISA [*] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*] Mach number.

The initial cruise altitude is [*] feet.

A step climb or multiple step climbs of [*] feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA [*] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*] KCAS to an altitude of [*] feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*] feet per minute at sea level.

The temperature is ISA [*] during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*]

Taxi-Out:
Fuel [*]

Takeoff and Climbout Maneuver:
Fuel [*]
Distance [*]

Approach and Landing Maneuver:
Fuel [*]

Taxi-In (shall be consumed from the reserve fuel):
Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*].

For information purposes, the reserve fuel is based on an ISA [*] temperature and a) a contingency fuel allowance equivalent to [*] of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [*] nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a [*] minute hold at [*] feet above a sea level alternate airport.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

AERO-B-BBA4-M11-0563	SS11-0320

BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

2.1.3                                                             Manufacturer’s Empty Weight Basis

The Manufacturer’s Empty Weight (MEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

2.1.4                                                             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

2.1.5                                                             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revison B, “787 Airplane Configuration Specification”, dated July 9, 2007, as amended by Addendum Document 787B1-4102-BVIE03, dated September 9, 2010, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on MEW in its evidence of compliance with the guarantees:

(1)               Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)               The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                         All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                          The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction for the 787-9 electrical and hydraulic systems and the environmental control system (ECS) configured with two air conditioning packs set to AUTO for normal flow.  No engine power extraction for thermal anti-icing is provided unless otherwise specified.  The APU is turned off unless otherwise specified.

4.5                                                                          The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

4.6                                                                          Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 3.0391 kilogram per U.S. gallon.

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                          Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                          Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                         Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                          The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.1.5.

5.5                                                                          The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

GEnx-1B74/75 Engines

5.6                                                                       Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of 247,207 kilograms, a maximum landing weight of 192,776 kilograms, and a maximum zero fuel weight of 181,436 kilograms, and equipped with Boeing furnished Trent 1000-J engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of 3,000 nautical miles in still air with a 29,545 kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Kilograms
TOLERANCE:	[*] Kilograms
GUARANTEE:	[*] Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*] feet, the Aircraft accelerates to [*] KCAS while climbing to [*] feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*] feet above the departure airport altitude to [*] feet altitude at [*] KCAS.

The Aircraft then accelerates at a rate of climb of [*] feet per minute to a climb speed of [*] KCAS.

The climb continues at [*] KCAS until [*] Mach number is reached.

The climb continues at [*] Mach number to the initial cruise altitude.

The temperature is ISA [*] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*] Mach number.

The initial cruise altitude is [*] feet.

A step climb or multiple step climbs of [*] feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA [*] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*] KCAS to an altitude of [*] feet above the destination airport altitude.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*] feet per minute at sea level.

The temperature is ISA [*] during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*]

Taxi-Out: Fuel [*]

Takeoff and Climbout Maneuver: Fuel [*] Distance [*]

Approach and Landing Maneuver: Fuel [*]

Taxi-In (shall be consumed from the reserve fuel): Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

For information purposes, the reserve fuel is based on an ISA [*] temperature and a) a contingency fuel allowance equivalent to [*] of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [*] nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a [*] minute hold at [*] feet above a sea level alternate airport.

2.1.2                                                             Mission Range

The still air range with a 29,545 kilogram payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL: [*] Nautical Miles TOLERANCE: [*] Nautical Miles GUARANTEE: [*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*] feet, the Aircraft accelerates to [*] KCAS while climbing to [*] feet above the departure airport altitude and retracting flaps and landing gear.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

Climb:	The Aircraft climbs from [*] feet above the departure airport altitude to [*] feet altitude at [*] KCAS.

The Aircraft then accelerates at a rate of climb of [*] feet per minute to a climb speed of [*] KCAS.

The climb continues at [*] KCAS until [*] Mach number is reached.

The climb continues at [*] Mach number to the initial cruise altitude.

The temperature is ISA [*] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*] Mach number.

The initial cruise altitude is [*] feet.

A step climb or multiple step climbs of [*] feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA [*] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*] KCAS to an altitude of [*] feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*] feet per minute at sea level.

The temperature is ISA [*] during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*]

Taxi-Out: Fuel [*]

Takeoff and Climbout Maneuver: Fuel [*] Distance [*]

Approach and Landing Maneuver: Fuel [*]

Taxi-In (shall be consumed from the reserve fuel): Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*].

For information purposes, the reserve fuel is based on an ISA [*] temperature and a) a contingency fuel allowance equivalent to [*] of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [*] nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a [*] minute hold at [*] feet above a sea level alternate airport.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

2.1.3                                                             Manufacturer’s Empty Weight Basis

The Manufacturer’s Empty Weight (MEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

2.1.4                                                             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

2.1.5                                                             [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision B, “787 Airplane Configuration Specification”, dated July 9, 2007, as amended by Addendum Document 787B1-4102-BVIE03, dated September 9, 2010, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on MEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                         All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                          The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction for the 787-9 electrical and hydraulic systems and the environmental control system (ECS) configured with two air conditioning packs set to AUTO for normal flow.  No engine power extraction for thermal anti-icing is provided unless otherwise specified.  The APU is turned off unless otherwise specified.

4.5                                                                          The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

4.6                                                                          Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 3.0391 kilogram per U.S. gallon.

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                          Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                          Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                         Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                          The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.1.5.

5.5                                                                          The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1165-SLM-991R1

Trent 1000-J Engines

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3290
AERO-B-BBA4-M11-0563	SS11-0320
BOEING PROPRIETARY

6-1165-SLM-992R1

Vietnam Aircraft Leasing Joint Stock Company

14th Floor, Tower  A Vincom Building, No. 191, Ba Trieu Street

Hanoi 1000

Vietnam

Subject:	[*]

Reference:	Puchase Agreement No. 3290 (the Purchase Agreement) between
The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint
Stock Company (Customer) relating to Model 787-9ZK aircraft
(the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 2480
[*]
Boeing Proprietary

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-992R1	Page 2

Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto are considered by both parties as confidential.  Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott C. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9	, 2012

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Pham Trung Hieu

Its	C.E.O.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
[*]

Boeing Proprietary

6-1165-SLM-993R1

Vietnam Aircraft Leasing Joint Stock Company

14th Floor, Tower A Vincom Building No. 191, Ba Trieu Street

Hanoi 1000

Vietnam

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between
The Boeing Company (Boeing) and Vietnam Aircraft Leasing
Joint Stock Company (Customer) relating to Model 787-9ZK
aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Aircraft Configuration.

Due to the developing design of the 787 Aircraft and the long period of time between the Purchase Agreement signing and delivery of Customer’s first Aircraft, the configuration of Customer’s Aircraft has not yet been defined.

The parties agree to complete configuration of the  787-9 Aircraft no later than [*] prior to the scheduled delivery month of the first Aircraft delivery, using the then current 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Description and Selections document, which includes available Options for selection (Final Configuration).

If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing no later than [*] prior to delivery of the first Aircraft, and final configuration of Customer’s BFE premium Class seats shall be completed no later than [*] prior to delivery of the first Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
Open_Configuration_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-993R1	Page 2

2.         Effect on Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1             Exhibit A.  The Configuration will be incorporated into Exhibit A of the Purchase Agreement.

2.2             Basic Specification.  Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the Configuration will be incorporated into Exhibit A of the Purchase Agreement.

2.3             Performance Guarantees.  Boeing will provide to Customer revisions to Letter Agreements 6-1165-SLM-991 “Aircraft Performance Guarantees,”  between Boeing and Customer to reflect the effects of the Configuration, if any, on Aircraft performance.

2.4             Price Adjustments.  The Aircraft Basic Price and Advance Payment Base Price of each Aircraft included the amount of [*] as an estimate of the value of the Options, In-Flight Entertainment equipment (IFE)   and an interior allowance credit of [*] for the price of seats, lavatories, galleys, partitions and closets  which may be accepted and included in the final Aircraft Configuration.  The Optional Features Prices contained in the Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be adjusted as required to reflect the difference between  such estimate and the actual price of such elements of the Configuration.

3.                                     Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there will be a need to execute letter agreements addressing the following subjects:

3.1             Customer Software.  Additional provisions relating to the loading of software owned by or licensed to Customer on the Aircraft at delivery.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
Open_Configuration_Matters

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-993R1	Page 3

3.2             Installation of Cabin Systems Equipment.  Additional provisions relating to the terms on which Boeing will offer and install in-flight entertainment systems and cabin communications systems in the Aircraft.

3.3             Buyer Furnished Equipment (BFE) and Seller Purchased Equipment (SPE).  Provisions relating to the terms on which Boeing may offer or install BFE and SPE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott C. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9	, 2012

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Pham Trung Hieu

Its	C.E.O.

P.A. No. 3290
Open_Configuration_Matters

BOEING PROPRIETARY

6-1165-SLM-994R1

Vietnam Aircraft Leasing Company

7th Flr. BAC A Building, No. 9 Dao Duy Anh St.

Hanoi 1000

Vietnam

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between
The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint
Stock Company (Customer) relating to Model 787-9ZK aircraft
(the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay:  Delay in delivery of any Aircraft beyond the last day of the delivery month established in the Purchase Agreement (Scheduled Delivery) by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.         Liquidated Damages

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay  Payment Period) at a rate of [*] (Liquidated Damages).  The total amount of such Liquidated Damages will not exceed an aggregate sum of [*].

2.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
Liquidated_Damages_Non-Excusable_Delay

Boeing Proprietary

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-994R1	Page 2

[*]

3.	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
Liquidated_Damages_Non-Excusable_Delay

Boeing Proprietary

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-994R1	Page 3

4.         [*]

5          [*]

6.         Exclusive Remedies

[*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery.  Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290
Liquidated_Damages_Non-Excusable_Delay

Boeing Proprietary

Vietnam Aircraft Leasing Joint Stock Company
6-1165-SLM-994R1	Page 4

7.         Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott L. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 9	, 2012

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Pham Trung Hieu

Its	C.E.O.

P.A. No. 3290
Liquidated_Damages_Non-Excusable_Delay

Boeing Proprietary

PURCHASE AGREEMENT NUMBER 3290

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Relating to Boeing Model 787-8ZK Aircraft

P.A. No. 3290

BOEING PROPRIETARY

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Document

EE1.	[*]/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	i

BOEING PROPRIETARY

LETTER AGREEMENTS

3290-01                          787 EULA Special Matters

RESRTRICTED LETTER AGREEMENTS

6-1165-SLM-990           Special Matters

6-1165-SLM-991           Performance Guarantees

6-1165-SLM-992           [*]

6-1165-SLM-993           Open Configuration Matters

6-1165-SLM-994           Liquidated Damages - Non-Excusable Delay

6-1165-SLM-995           Aircraft Model Substitution

6-1165-SLM-996           Board and Government Approval

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	ii

BOEING PROPRIETARY

Purchase Agreement No. 3290

between

The Boeing Company

and

Vietnam Aircraft Leasing Joint Stock Company

This Purchase Agreement No. 3290 between The Boeing Company, a Delaware corporation, (Boeing) and Vietnam Aircraft Leasing Joint Stock Company, (Customer) relating to the purchase and sale of Model 787-8ZK aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of November 16, 2007 between the parties, identified as AGTA-VLC (AGTA).

Article 1.          Quantity, Model, Description and Inspection

The aircraft to be delivered to Customer will be designated as Model 787-8ZK aircraft (the Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.  Ten (10) months prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA

Article 2.          Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.          Price.

3.1       Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2       Advance Payment Base Prices.  The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to

P.A. No. 3290	1

BOEING PROPRIETARY

Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.          Payment.

4.1       Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2       The standard advance payment schedule for the Model 787-8ZK aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft.  Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3       For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4       Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.          Additional Terms.

5.1       Aircraft Information Table.  Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2       Escalation Adjustment/Airframe and Optional Features.  Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	2

BOEING PROPRIETARY

5.3       Customer Support Variables.  Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.  [*]

5.4       [*] Variables.  Supplemental Exhibit EE1 contains the [*], the engine warranty and the engine patent indemnity for the Aircraft

5.5       Service Life Policy Component Variables.  Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.6       Public Announcement.  Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7       Negotiated Agreement; Entire Agreement.  This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions.  This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	3

BOEING PROPRIETARY

5.8       Confidential Treatment.  The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  By receiving this Purchase Agreement, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

DATED AS OF NOVEMBER  16, 2007

THE BOEING COMPANY		VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By:	/s/ Stanley A. Deal	By:	/s/ Tran Long

Its:	Attorney-In-Fact	Its:	Attorney-In-Fact

P.A. No. 3290	4

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Exhibit A to Purchase Agreement Number 3290

P.A. No. 3290	A

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

Dated  November 16,2007

relating to

BOEING MODEL 787-8ZK AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement 6-1165-SLM-993 to the Purchase Agreement.

P.A. No. 3290	A-1

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Exhibit B to Purchase Agreement Number 3290

P.A. No. 3290	B

BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3290

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-8ZK AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.                                    GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1                            Airworthiness and Registration Documents.

Not later than [*] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than [*] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2                            Certificate of Sanitary Construction.

1.2.1                U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2                Non-U.S. Registered Aircraft.  If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*] prior to

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	B-1

BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3290

delivery.  Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3                                               Customs Documentation.

1.3.1                                             Import Documentation.  If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2                                             General Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*] prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*] prior to delivery of such intention.  If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing.  Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3                                             Export Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States.  U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.                                    INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than [*] prior to delivery of the first Aircraft, an initial copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	B-2

BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3290

3.                                    NOTICE OF FLYAWAY CONFIGURATION.

Not later than [*] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight.  This configuration letter should include:

(i)                                   the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)                                the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)                             any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)                            a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)                               a complete ferry flight itinerary.

4.                                    DELIVERY ACTIONS BY BOEING.

4.1                            Schedule of Inspections.  All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft.  Customer will be informed of such schedules.

4.2                            Schedule of Demonstration Flights.  All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3                            Schedule for Customer’s Flight Crew.  Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	B-3

BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3290

4.4                            Fuel Provided by Boeing.  Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided

787	[*]

4.5                            Flight Crew and Passenger Consumables.  Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap (including ground support equipment) for the first segment of the ferry flight for the Aircraft.

4.6                            Delivery Papers, Documents and Data.  Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery.  If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7                            Delegation of Authority.  If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.                                    DELIVERY ACTIONS BY CUSTOMER.

5.1                            Aircraft Radio Station License.  At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2.                        Aircraft Flight Log.                             At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	B-4

BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3290

5.3                            Delegation of Authority.  Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4                            TSA Waiver Approval.  Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program.  Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval.  A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

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BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Supplemental Exhibit AE1 to Purchase Agreement Number 3290

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BOEING PROPRIETARY

1.                                    Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = [*]

Where:

Pa =                                                               [*]

P =                                                                    [*]

L =                                                                    [*]

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

M =                                                              [*]

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

B =                                                                  [*]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:                                 i.                                      In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.                                      [*]

iii.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

iv.                                  The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v.                                    The final value of Pa will be rounded to the nearest dollar.

vi.                                 The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.                                                       Values to be Utilized in the Event of Unavailability.

2.1                                      If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2                                      Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3                                      In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

2.4                                      If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]

Note:                                 i.                                       The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

ii.                                    The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	AEI - 5

BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

Vietnam Aircraft Leasing Joint Stock Company

Supplemental Exhibit CS1 to Purchase Agreement Number 3290

This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs;
Operations Engineering Support

Part 2:	Field and Engineering Support Services

Part 3:	Technical Information and Materials

Part 4:	Alleviation or Cessation of Performance

Part 5:	Protection of Proprietary Information and
Proprietary Materials

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787 CUSTOMER SUPPORT DOCUMENT

PART 1:	BOEING MAINTENANCE AND FLIGHT TRAINING
PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.                                    Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1                            Customer is awarded [*] points (Training Points).  At any time before 24 months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

1.2                            In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1                Flight dispatcher model specific instruction; 2 classes of 6 students;

1.2.2                Performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3                Additional Flight Operations Services:

a.                                     Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

b.                                    Instructor pilots for 90 Man Days (as defined in Article 5.4, below) for revenue service training assistance;

c.                                     An instructor pilot to visit Customer 6 months after revenue service training to review Customer’s flight crew operations for a

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2 week period.

If any part of the training described in this Article 1.2 is not completed by Customer within 24 months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training. /

2.                                    Training Schedule and Curricula.

2.1                            Customer and Boeing will together conduct planning conferences approximately 12 months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2                            Customer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within 15 days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.                                    Location of Training.

3.1                            Boeing will conduct all training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the model of Aircraft.  Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2                            If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1                Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2                Customer will pay Boeing’s portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

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3.2.3                Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials which must be shipped to the alternate training site;

3.2.4                Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5                Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.  Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.                                    Training Materials.

Training Materials will be provided for each student.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.                                    Additional Terms and Conditions.

5.1                            All training will reflect an airplane configuration defined by (i)  Boeing’s standard configuration specification for 787 aircraft, (ii)  Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features.  Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2                            All training will be provided in the English language.  If translation is required, Customer will provide interpreters.

5.3                            Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility.

5.4                            Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period (Man Day), of which not more than 5 hours per 8-hour workday will be spent in actual flying.  These foregoing

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restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5                            Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Customer will provide such services if flight crew training is conducted elsewhere.  Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6                            If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7                            If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8                            If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf.  The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified.  Customer will pay the invoiced amount to Boeing within 30 days of the date of the invoice.

5.9                            If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain

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an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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787 CUSTOMER SUPPORT DOCUMENT

PART 2:                                     FIELD AND ENGINEERING SUPPORT SERVICES

1.                                    Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1                            Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending 12 months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2                            When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives.  As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3                            Boeing’s Field Service Representatives are assigned to various airports and other locations around the world.  Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.                                    Engineering Support Services.

2.1                            Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA).  Technical advisory assistance, provided, will include:

2.1.1                Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2                Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

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2.1.3                Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4                Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5                Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design.  Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6                One (1) evaluation of Customer’s technical facilities, tools and equipment for servicing and maintaining 787 aircraft, recommendation of changes where necessary and assistance in the formulation of an initial maintenance plan for the introduction of the first Aircraft into service.

2.1.7                Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.9                Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.9                Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.10  Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.11        Operations engineering support during the ferry flight of an Aircraft.

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2.1.12        Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2                            Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1                Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2                As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3                The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4                Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5                The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3                            Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services).  Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.  The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work.  Title to and risk of loss of any such Aircraft will always remain with Customer.

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787                        CUSTOMER SUPPORT DOCUMENT

PART 3:                                     TECHNICAL INFORMATION AND MATERIALS

1.                                    General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data, and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.”  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.                                    Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer

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Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

3.                                    Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access.

a)                                    Flight Operations Information.

Airplane Flight Manual

Operations Manual and Checklist

Weight and Balance Manual

Dispatch Deviation Procedures Guide and Master Minimum Equipment List

Flight Crew Training Manual

Fault Reporting Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

b)                                   Maintenance Information.

Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fault Isolation Manual

Power Plant Buildup Manual (except Rolls Royce)

All Operators Letters

Service Letters

Structural Item Interim Advisory

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Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide

Production Management Data Base

Baggage/Cargo Loading Manual

c)                                    Maintenance Planning.

Maintenance Review Board Report

Maintenance Planning Data Document

Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

ETOPS Guide Vol. II

Configuration Maintenance and Procedures for Extended Range Operations

d)                                   Spares Information.

Illustrated Parts Catalog

Standards Books

e)                                    Airplane & Airport Information.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment List/Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Document

Engine Ground Handling Document

ETOPS Guide Vol. I

f)                                       Shop Maintenance.

Service Bulletins

Component Maintenance Manuals and Index

Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements

g)                                    Fleet Statistical Data and Reporting.

Fleet Message and Fault Data views, charts, and reports

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4.                                    Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

5.                                    Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.                                    Revisions.

6.1                            The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

6.2                            If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.                                    Supplier Technical Data.

7.1                            For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2                            The provisions of this Article will not be applicable to items of BFE.

7.3                            Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

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8.                                    Buyer Furnished Equipment Data.

Boeing will incorporate BFE line maintenance information into the customized Materials providing Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE line maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services.  Customer agrees to furnish all BFE line maintenance information in Boeing’s standard digital format.

9.                                    Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address.  Boeing will pay the reasonable shipping costs of the Materials.  Customer is responsible for any customs clearance charges, duties, and taxes.

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PART 4:                                     ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.                                    a labor stoppage or dispute in progress involving Customer;

2.                                    wars or warlike operations, riots or insurrections in the country where the facility is located;

3.                                    any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4.                                    the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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PART 5:                                     PROTECTION OF PROPRIETARY INFORMATION

AND PROPRIETARY MATERIALS

1.                                    General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.                                    License Grant.

2.1                            Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement.  Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement.  Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2                            Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.                                    Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

P.A. No. 3290	CS1
BOEING PROPRIETARY
5-1

4.                                    Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing.  In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use.  Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement.  Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.  A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.                                    Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1                            When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft.  Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed.  Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2                            In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

P.A. No. 3290	CS1
BOEING PROPRIETARY
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ATTACHMENT A

  787 TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	Total Points Per ClassVLC
Flight
787 Pilot Transition Course	2	[*]
787 Pilot Transition Course during Non-social SessionsVLCVLC	2	[*]
787 Pilot Shortened Transition Course (STAR)	2	[*]
787 Pilot Shortened Transition Course (STAR) during Non-social SessionsVLCVLC	2	[*]
787 Pilot Recurrent Course	2	[*]
787 Pilot Recurrent Course during Non-social SessionsVLCVLC	2	[*]
Additional 787 Four Hour Simulator Session with Alteon Instructor	2	[*]
Additional 787 Ground School Training Day	2	[*]
Cabin Crew
787 Transition + Exits/Doors Courses	12	[*]
Maintenance
787 General Familiarization Maintenance Course	24	[*]
787 Airframe/Powerplant/Electrical/ Avionics Systems Line & Base Maintenance Course	15	[*]
787 Airframe/Powerplant Systems Line & Base Maintenance Course	15	[*]
787 Electrical Systems Line & Base Maintenance Course	15	[*]
787 Avionics Systems Line & Base Maintenance Course	15	[*]
787 JAR 147 Approved B1 Airframe/Powerplant/Electrical Line & Base Maintenance with Avionics Ramp and Transit Maintenance Course	15	[*]
787 JAR 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course	15	[*]
787 Engine Run-Up & Taxi Course	3	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

BOEING PROPRIETARY

ATTACHMENT A

  787 TRAINING POINTS MENU

Maintenance (Continued)
787 Corrosion Prevention & Control Course	10	[*]
787 Aircraft Rigging Course	6	[*]
787 Composite Repair for Technicians Course	8	[*]
787 Composite Repair for Engineers	8	[*]
787 Composite Repair for Inspectors	8	[*]
787 Troubleshooting	6	[*]

Generic Training Courses
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	[*]
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	[*]
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	[*]
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	[*]
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	[*]
Repair of Advanced Composite Structures for Engineers	20	[*]
Composite Repair Design with Practical Application	12	[*]

VLC Points per Class are based upon training conducted according to the standard Boeing training course.  Extended or modified courses will require point adjustment to reflect altered work statement or duration.

VLC Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time.  To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

BOEING PROPRIETARY

[*] AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Supplemental Exhibit EE1 to Purchase Agreement Number 3290

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EE1
BOEING PROPRIETARY

1.                                    [*]

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines).  The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = [*]

Where:

Pa =                                                               [*]

P =                                                                   [*]

L =                                                                   [*]

Where:

ECIb is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EE1 - 1
BOEING PROPRIETARY

for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.

M =                                                              [*]

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Prices and Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

B =                                                                  [*]

Where:

N is the number of calendar months which have elapsed from the Airframe Price Base Year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of 0.005 x (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:                                 i.                                         In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.                                      [*]

iii.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

iv.                                  The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the Engine Price base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v.                                          The final value of Pa will be rounded to the nearest dollar.

vi.                                       The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

2.                                                            Values to be Utilized in the Event of Unavailability.

2.1                                                    If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2                                                    Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3                                                    In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4                                                    If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. [*]

Note:                                 i.                                                                      The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics)

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii.                                                                   The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3.                                                            Engine Warranty.

Boeing has obtained from General Electric Company (GE) the right to extend to Customer the provisions of GE’s warranty as set forth below (herein referred to as the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth herein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE’s Warranty as hereinafter set forth, and such Warranty shall apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom.  In consideration for Boeing’s extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing.  Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

P.A. No. 3290	EE1 - 5
BOEING PROPRIETARY

[*] AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Supplemental Exhibit EE1 to Purchase Agreement Number 3290

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EE1
BOEING PROPRIETARY

1.                                    [*]

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines).  The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

                                                Pa = [*]

                                                Where:

Pa =                                                               [*]

P =                                                                    [*]

L =                                                                     [*]

Where:

ECIb is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EEI - 1
BOEING PROPRIETARY

for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M =                                                                 [*]

Where:

ICIb is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

B =                                                                     [*]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement.  The entire calculation of 0.005 x (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:                                 i.                                         In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii.                                      [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EEI - 2
BOEING PROPRIETARY

iii.                                   [*]

iv.                                  The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th  months prior to the Engine Price base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v.                                          The final value of Pa will be rounded to the nearest dollar.

vi.                                       The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EEI - 3
BOEING PROPRIETARY

2.                                                       Values to be Utilized in the Event of Unavailability.

2.1                                                         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2                                                         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3                                                         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4                                                         If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. [*]

Note:                                 i.                                                                      The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics)

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290	EEI - 4
BOEING PROPRIETARY

to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

ii.                                                                   The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3.                                                       Engine Warranty.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc’s warranty agreement (herein referred to as the “Warranty”); subject, however, to Customer’s acceptance of the conditions set forth therein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (Engine(s)) except that, if Customer and Rolls-Royce plc have executed an  Engine general terms agreement (Engine GTA), then the terms of that Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising therefrom.  In consideration for Boeing’s extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.  In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or Engine GTA between Customer and Rolls-Royce plc and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing.  Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

P.A. No. 3290	EEI - 5
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

Supplemental Exhibit SLP1 to Purchase Agreement Number 3290

P.A. No.	SLP1
BOEING PROPRIETARY

COVERED SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3290   .

1.	Wing.

	(a)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

	(b)	Wing spar webs, chords and stiffeners.

	(c)	Inspar wing ribs.

	(d)	Inspar splice plates and fittings.

	(e)	End ribs removable tip and wingtip skins.

	(f)	Main landing gear support structure.

	(g)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

	(h)	Wing-to-body structural attachments.

	(i)	Engine strut support fittings attached directly to wing primary structure.

	(j)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

	(k)	Leading edge device, anti-ice device and trailing edge flap support system.

	(l)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

	(m)	Winglets (787-3).

P.A. No. 3290	SLP1-1
BOEING PROPRIETARY

2.	Body.

(a)

External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

	(b)	Window and windshield structure but excluding the windows and windshields.

(c)

Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

	(d)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

	(e)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

	(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

	(g)	Forward and aft pressure bulkheads.

	(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(i)

Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

	(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

P.A. No. 3290	SLP1-2
BOEING PROPRIETARY

3.	Vertical Stabilizer.

	(a)	External skins between front and rear spars.

	(b)	Front, rear and auxiliary spars including stiffeners.

	(c)	Attachment fittings between vertical stabilizer and body.

	(d)	Inspar ribs.

	(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

	(f)	Rudder internal, fixed attachment and actuator support structure.

	(g)	Rudder hinges and supporting ribs, excluding bearings.

4.	Horizontal Stabilizer.

	(a)	External skins between front and rear spars.

	(b)	Horizontal stabilizer main torque box spars

	(c)	Stabilizer splice fittings, rib, pivot and screw support structure.

	(d)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

	(e)	Elevator internal, fixed attachment and actuator support structure.

	(f)	Elevator hinges and supporting ribs, excluding bearings.

5.	Engine Strut.

	(a)	Strut external surface skin and doublers and stiffeners.

	(b)	Internal strut chords, frames and bulkheads.

	(c)	Strut to wing fittings and diagonal brace.

	(d)	Engine mount support attached directly to strut structure.

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BOEING PROPRIETARY

6.	Main Landing Gear.

	(a)	Outer cylinder.

	(b)	Inner cylinder.

	(c)	Upper and lower side strut, including spindles

	(d)	Upper and lower drag strut, including spindles.

	(e)	Orifice support tube.

	(f)	Downlock links including spindles and universals.

	(g)	Torsion links.

	(h)	Bogie beam.

	(i)	Axles.

7.	Nose Landing Gear.

	(a)	Outer cylinder.

	(b)	Inner cylinder, including axles.

	(c)	Orifice support tube.

	(d)	Upper and lower drag strut, including lock links.

	(e)	Steering plates and steering collar.

	(f)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

P.A. No. 3290	SLP1-4
BOEING PROPRIETARY

3290-01

Vietnam Aircraft Leasing Joint Stock Company

15th Floor, Tower B, VINCOM City Towers

191 Ba Trieu Street, Le Dai Hanh Ward, Ha Ba Trung District

Hanoi

Vietnam

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint Stock Company (Customer) relating to Model 787-8ZK aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A.  Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

B.  The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers.  The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software.  The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

C.  Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

D.  Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

P.A. No. 3290

EULA_Special_Matters

Vietnam Aircraft Leasing Joint Stock Company
3290-01	Page 2

Agreement

1.  At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

2.  Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.

3.  In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott L. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 16	, 2007

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Tran Long

Its	C.E.O.

P.A. No. 3290

EULA_Special_Matters

6-1165-SLM-995

Vietnam Aircraft Leasing Joint Stock Company

15th Floor, Tower B, VINCOM City Towers

191 Ba Trieu Street, Le Dai Hanh Ward, Ha Ba Trung District

Hanoi

Vietnam

Subject:            Aircraft Model Substitution

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement)
between The Boeing Company (Boeing) and Vietnam
Aircraft Leasing Joint Stock Company (Customer) relating to
Model 787-8ZK aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute [*] Boeing Model 787-9 aircraft (Substitute Aircraft) for [*] Aircraft, subject to the following terms and conditions:

1.         Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft no later than [*] that is [*] prior to the scheduled month of delivery of the Aircraft for which it will be substituted.

2.         Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company

6-1165-SLM-995	Page 2

required on-dock dates.  If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

3.         Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within [*] of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.         Price and Advance Payments.

[*]

5.         Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential.  Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

BOEING PROPRIETARY

Vietnam Aircraft Leasing Joint Stock Company

6-1165-SLM-995	Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott L. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:      November 16, 2007

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Tran Long

Its	C.E.O.

P.A. No. 3290

BOEING PROPRIETARY

6-1165-SLM-996

Vietnam Aircraft Leasing Joint Stock Company

15th Floor, Tower B, VINCOM City Towers

191 Ba Trieu Street, Le Dai Hanh Ward, Ha Ba Trung District

Hanoi

Vietnam

Subject:	Board and Government Approval

Reference:	Purchase Agreement No. 3290 (the Purchase Agreement) between
The Boeing Company (Boeing) and Vietnam Aircraft Leasing Joint
Stock Company (Customer) relating to Model 787-8ZK aircraft
(the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.               Board and Government Approval.

Customer will use its best efforts to obtain approval for the purchase of the Aircraft from its board of management and the government of Vietnam as soon as practicable after the signing of this Letter Agreement, and will advise Boeing promptly by written or telegraphic notice after such approval has been obtained on or before [*], followed by prompt payment pursuant to the Purchase Agreement with respect to the Aircraft . [*]

2.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3290

Government_Approval

Boeing Proprietary

Vietnam Aircraft Leasing Joint Stock Company

6-1165-SLM-996	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott L. Mallory

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:      November 16, 2007

VIETNAM AIRCRAFT LEASING JOINT STOCK COMPANY

By	/s/ Tran Long

Its	C.E.O.

P.A. No. 3290

Government_Approval

Boeing Proprietary